SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)               September 1, 2000
                                                               -----------------


                              U.S. AGGREGATES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                     001-15217               57-0990958
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       (State  or  Other          (Commission File Number)  (I.R.S.  Employer
Jurisdiction of  Incorporation)                             Identification  No.)


      400 SOUTH EL CAMINO REAL, SUITE 500, SAN MATEO, CA             94402
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             (Address of Principal Executive Offices)              (Zip Code)


                                 (650) 685-4880
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM  5.   OTHER  EVENTS.

Press  Release  Issued  Regarding  Outlook  For  Second  Half  And  Full  Year
------------------------------------------------------------------------------

     On September 1, 2000, U.S. Aggregates, Inc. (the "Company") issued a press release commenting on the outlook for the second half and full year and announcing the retention of Deutsche Banc Alex. Brown to evaluate strategic alternatives. A copy of the press release is attached hereto as Exhibit 10.1.


ITEM  7.   EXHIBITS.

Exhibit  10.1     Press  Release



                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                           U.S.  AGGREGATES,  INC.


Date:  September  21,  2000                By:  /s/  Michael  J.  Stone
       --------------------                     --------------------------------
                                           Michael  J.  Stone
                                           Chief  Financial  Officer,  Treasurer
                                           and  Secretary



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